SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  _____________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date  of  report  (Date  of  earliest  event  reported)          March  14, 2000
                                                                 ---------------


                                   YP.Net.Inc
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Nevada                      0-24217                     85-026668
        ------                      -------                     ---------
(State or Other Jurisdiction     (Commission                 (IRS  Employer
     of  Incorporation)          File  Number)             Identification  No.)


     4840  East  Jasmine  Street,  Suite  110,  Mesa,  Arizona           85205
     ---------------------------------------------------------        ----------
(Address  of Principal Executive Offices)                             (Zip Code)


Registrant's  telephone  number,  including  area  code          (480)  654-9646
                                                                 ---------------


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

On March 14, 2000 Registrant filed Form 8-K with the Securities and Exchange Commission, indicating a Change In Registrant's Certifying Accountant.

     Registrant received a copy of McGladrey & Pullen's response, dated March 22, 2000 on March 24, 2000 by Certified Mail. The reply of Registrant is as follows:

a) There have not been and there are not now any disagreements with McGladrey & Pullen, LLP, the certifying accountant, regarding accounting policies and practices and audit scope. Each of the items described as the "following disagreement" in McGladrey & Pullen's letter dated March 22, 2000, (a true copy of which is hereto attached) are bulleted items that were disclosed by the Registrant to the certifying accountant prior to the time that an engagement letter was executed and as part of the acceptance due diligence required by McGladrey & Pullen, LLP.

     Each of these bulleted items appear on page 1 of the certifying accountant's letter dated March 22, 2000, to the SEC. None of the foregoing described so-called "disagreements" are contested by the Registrant, and are therefore not disagreements, but were issues to be resolved between
                    ---
     McGladrey & Pullen, LLP and Registrant, and remain issues to be resolved by Registrant and its new independent certifying accountant.

b) These same items appear to be misstatements in the third quarter Form 10-QSB filed by Registrant for the period June 30, 1999, and were prepared by the then President and CEO of the Company, Kevin Jones. Mr. Jones was neither a certified public accountant nor did he have any professional background in financial statement presentation.

     On February 21, 2000, Registrant filed its Form 8-K ("Item 5: Other Events") in which Registrant identified the two accounting misstatements that McGladrey & Pullen, LLP required Registrant to disclose at that time. Prior to filing the February 21, 2000 Form 8-K with the Securities and Exchange Commission, the proposed Form 8-K was reviewed and approved by McGladrey & Pullen, LLP. Only two of the bulleted items identified in the Form 8-K were required by McGladrey & Pullen, LLP to be disclosed at that time; and at that time McGladrey & Pullen, LLP had not yet been terminated as Registrant's certifying accountant.

c) Registrant agrees with McGladrey & Pullen, LLP that the June 30, 1999 Form 10-QSB needs to be amended as and when the audit is completed, and these items have been fully accounted for. Registrant previously requested McGladrey & Pullen, LLP to review the bulleted items (in the same form as it appears at this time) and to provide Registrant with approved accounting procedures to rectify the filing of Form 10-QSB for the period ending June 30, 1999, but to date no recommendations have been received by Registrant.

d) This same bulleted list has been provided to King, Weber and Associates, PC, CPA, Tempe, Arizona, which firm has tentatively agreed to become Registrant's independent certifying accountant pending finalization of its due diligence review to be completed by Monday, March 26, 2000.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              YP.NET.INC.


Date:  March  24,  2000                       By:  /s/  Angelo  Tullo
       ----------------                            ------------------------
                                                   Angelo  Tullo,  Chairman

MCGLADREY & PULLEN,  LLP                                                RSM
                                                                   -------------
Byrne  Certified  Public  Accountants                              international





March  23,  2000


Mr.  Angelo  Tullo
YP.Net,  Inc.
4840  East  Jasmine  Street
Suite  105
Mesa,  AZ  85205

Dear  Mr.  Tullo:

Enclosed is our response to the Form 8-K recently filed by YP.Net, Inc. related to the termination of our relationship as auditors. You are required to include this response in an amendment to the Form 8-K within 2 business days.

Sincerely,

McGLADREY  &  PULLEN,  LLP

/S/  Mark  Schreiner

Mark  Schreiner
Partner






2231 East Camelback Rd, Ste 315  3200 North Central Avenue, Suite 700  Worldwide
Phoenix,  Arizona  85016.3447    Phoenix,  Arizona  85012-2464         Services
(602)912-0662-Fax(602)912-8966   (602)264.1284-Fax(602)266-3538        Through
www.mcgladrey.com                www.mcgladrey.com             RSM International

Securities  and  Exchange  Commission
Washington,  DC  20549

We were previously engaged to be the independent accountants for YP.Net, Inc. as of and for the year ended September 30, 1999. On March 8, 2000 we notified the Registrant that our client/auditor relationship had ceased as independent accountants of YP.Net, Inc. The termination of our relationship with YP.Net, Inc. occurred prior to the completion of the audit engagement.

On March 15, 2000 we were provided a copy of the Form 8-K of YP.Net, Inc. dated March 13, 2000. We have read such statements included under Item 4 and we agree with such statements, insofar as they relate to McGladrey & Pullen, LLP except as follows:

Disagreements:

We do not agree with the Registrant's comments that there were no disagreements as noted in the 1st. 4th, 5th, 6th paragraphs of the Form 8-K. The following disagreements on the Company's accounting policies and practices and audit scope were unresolved at the date of our dismissal, which if not ultimately resolved to our satisfaction would have caused us to make reference in our report as to the subject of such disagreements:

     - There was a $5,000,000 payment to a related party in June 1999 pursuant to an agreement related to the "yellow-page.net" LTRL. This payment was .11 recorded as an asset.

     - There was a "contingent asset" of $3,250,000 recorded for company shares issued as collateral.

     - There has been no amount recorded nor a calculation performed for deferred revenue on amounts billed in advance.

     - The accounting for the RIGL acquisition of Telco does not appear correct in that reverse acquisition accounting applies and Telco should be considered the accounting acquirer.

     - There is an amount ($820,251) capitalized for proprietary technology that we have been unable to determine the support for.

     - There is an amount ($824,625) capitalized for prepaid marketing costs that we have been unable to determine the support for nor the proprietary of the accounting treatment.

     - We have been unable to determine the propriety of the Company's revenue recognition policy

     - Goodwill - proper recording as a result of the RIGL/Telco combination, amortization period and valuation for impairment.

     - There are significant equity transactions, including options, warrants and stock for services, that had not been given appropriate accounting recognition.

     - The accounting is not proper and there is not an adequate allowance for doubtful accounts receivable - ESBI.

     - Use of pooling method of accounting for certain business combinations.

     - The need to expand the scope of our audit with respect to the situations noted above, the conditions of accounting records and missing information.

We discussed the above matters with the Company's President and members of the Board of Directors in December 1999 and January 2000.

On February 1, 2000 we were informed that the Company's President bad resigned. On February 2nd and 3rd, 2000 we met with certain existing and newly appointed members of the Board of Directors, who were represented to us as comprising a majority of such Board. In our meetings with the Board, and in a subsequent letter dated February 4, 2000, and in a meeting with the Audit Committee on February 8, 2000 we informed the Board and Audit Committee that:

     - Our Firm policy requires us to perform additional client reevaluation procedures as a result of the change in Board of Directors and management. These procedures include the performance of background checks.

     - We were having significant difficulties performing the audit and needed to perform substantial additional procedures after management or others produced missing information. We also indicated that there were indications that past financial statements were likely misstated for number of issues.

The text of the February 4, 2000 letter is incorporated by reference and attached to this response.

We were informed that the Audit Committee was directed to manage the audit. On February 23, 2000 a Form 8-K was filed which reported the specific situation with respect to two of the eleven items noted in our February 4, 2000 letter and also reported that "anticipated adjustments are expected to impact reported earnings and stockholders' equity previously reported".

We repeated our requests for information on the backgrounds of the new Directors and management orally to the Chairman of the Board on February 8, 25, and 29, 2000 and requested in a letter dated February 28, 2000 that we have such information by March 2, 2000. The relevant portions of the February 28 letter is as follows:

     "This letter is a follow up to our meetings with the Board of Directors on February 3, 2000 and the Audit Committee on February 8, 2000 and recent calls regarding our re- evaluation of client acceptance. As we previously explained to you, a vital part of our re-evaluation procedures is obtaining information about the background of the new management and directors since we originally accepted the engagement. This process must be completed and accepted before we will perform any further substantive procedures on the 1999 audit.

     As a starting point for this process we provided forms to be completed by each new Director and member of management at the February 3, 2000 Board meeting (the "Public Record Search Request" form). We also need a description from each Director and member of management of their involvement with any SEC investigations or actions, bankruptcies, criminal convictions, securities law violations charges or Convictions, civil fraud actions, etc. or any other matters that may be reportable under Item 401f of Regulation 5K. To date we have only received two forms back. We need the forms completed and other information as soon as possible.

     If we do not have the forms and information by Thursday, March 2, 2000 at 5 p.m., we will assume that you do not desire for us to perform any more services for YP.Net, Inc."

In a meeting with the Chairman of the Board on March 2, 2000, we were informed that the Company was considering engaging other auditors to complete the 1999 audit

Fees  and  trial  balance:

We do not agree with the Registrant's comments about the fee arrangements and trial balance in the 2nd, 4th and 6th paragraphs.

McGLADREY  &  PULLEN,  LLP

/S/  McGLADREY  &  PULLEN,  LLP


March  22,  2000